Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

As of March 31, 2024?

FORWARD-LOOKING STATEMENTS

This presentation contains “forward-looking statements” within the meaning of the federal securities laws that involve risks and uncertainties, many of which are beyond our control. Our actual results could differ materially and adversely from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Quarterly Report on Form 10-Q. Forward-looking statements relate to matters such as our industry, business strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, financial condition, liquidity, capital resources, cash flows, dividends, results of operations and other financial and operating information. When used in this presentation, the words “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “should,” “project,” “plan,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

The forward-looking statements contained in this presentation are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to it and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting us will be those that we have anticipated. Actual results may differ materially from these expectations due to the factors, risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended to date (“Annual Report”) and the Company’s Quarterly Report on Form 10-Q filed with the SEC on the date hereof (“Quarterly Report”), changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in the “Risk Factors” section of the Annual Report and the Quarterly Report, many of which are beyond our control. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. Any forward-looking statement made by us in this presentation speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

COMPANY OVERVIEW

●	Presidio Property Trust, Inc. (“Presidio” or the “Company”) was founded in 1999 as NetREIT

●	Presidio is an internally managed real estate company focused on commercial real estate opportunities in often overlooked and regionally dominant markets

●	The Company acquires, owns, and manages office and industrial real estate assets in markets with strong demographic and economic drivers with attractive going-in cap rates

●	Presidio’s commercial portfolio currently includes 12 commercial properties with a book value of approximately $92 million

●	In addition to its commercial real estate holdings, Presidio generates fees and rental income from affiliated entities, which manage and/or own a portfolio of model homes (1)

(1)	The Company holds partial ownership interests in several entities which own model home properties

(2)	Includes book value of model homes

COMMERCIAL PORTFOLIO

($ in000’s) Property Location	Sq., Ft.	Date Acquired	Year Property Constructed	Purchase Price (1)	Occupancy	Percent Ownership	Mortgage On property
Office/Industrial Properties:
Genesis Plaza, San Diego, CA (2)	57,807	08/10	1989	$10,000	100.0%	76.4%	$5,907
Dakota Center, Fargo, ND	119,554	05/11	1982	9,575	46.1%	100.0%	9,134
Grand Pacific Center, Bismarck, ND (3)	94,943	03/14	1976	5,350	88.3%	100.0%	6,259
Arapahoe Center, Colorado Springs, CO	79,023	12/14	2000	11,850	88.0%	100.0%	7,381
West Fargo Industrial, West Fargo, ND	150,099	08/15	1998/2005	7,900	100.0%	100.0%	3,902
300 N.P., West Fargo, ND	34,517	08/15	1922	3,850	66.4%	100.0%	-
One Park Centre, Westminster CO	69,174	08/15	1983	9,150	81.1%	100.0%	6,013
Shea Center II, Highlands Ranch, CO	121,306	12/15	2000	25,325	67.1%	100.0%	16,879
Baltimore, Baltimore, MD	31,752	12/21	2006	8,892	100.0%	100.0%	5,670
Total Office/Industrial Properties	758,175			$91,892	80.3%		$61,145

Retail Properties:
Union Town Center, Colorado Springs, CO	44,042	12/14	2003	11,212	82.3%	100.0%	7,830
Research Parkway, Colorado Springs, CO	10,700	08/15	2003	2,850	100.0%	100.0%	1,573
Mandolin, Houston, TX (4)	10,500	08/21	2021	4,892	100.0%	61.3%	3,557
Total Retail Properties	65,242			$18,954	88.0%		$12,960

	823,417			110,846	80.9%		$74,105

(1)	Prior to January 1, 2009, “Purchase Price” includes our acquisition related costs and expenses for the purchase of the property. After January 1, 2009, acquisition related costs and expenses were expensed when incurred.
(2)	Genesis Plaza is owned by two tenants-in-common, each of which own 57% and 43%, respectively, and we beneficially own an aggregate of 76.4%, based on our ownership percentages of each tenant-in-common.
(3)	Grand Pacific Center, Bismarck, ND, signed a major lease with KLJ Engineering on December 7, 2022 for approximately 33,296 usable square feet, a term of 122 months, and starting annualized rent of $532,736. KLJ Engineering moved into the building during December 2023, with rent commencing on February 28, 2024.
(4)	Mandolin is owned by NetREIT Palm Self-Storage LP, through its wholly owned subsidiary NetREIT Highland LLC, and the Company is the sole general partner and owns 61.3% of NetREIT Palm Self-Storage LP.

MODEL HOMES PORTFOLIO

Geographic Region	No. of Properties	Aggregate Square Feet	Approximate % of Square Feet	Current Base Annual Rent	Approximate of Aggregate % Annual Rent
Midwest	2	6,154	2.3%	$101,904	2.8%
Southeast	4	9,875	3.7%	172,428	4.8%
Southwest	82	252,615	94.0%	3,327,756	92.4%
Total	88	268,644	100.0%	$3,602,088	100.0%

CONSOLIDATED BALANCE SHEET

Presidio Property Trust, Inc. and Subsidiaries

Consolidated Balance Sheets

	March 31,	December 31,
	2024	2023
	(Unaudited)
ASSETS
Real estate assets and lease intangibles:
Land	$19,716,839	$21,660,644
Buildings and improvements	126,800,920	133,829,416
Tenant improvements	18,695,226	17,820,948
Lease intangibles	3,776,654	4,110,139
Real estate assets and lease intangibles held for investment, cost	168,989,639	177,421,147
Accumulated depreciation and amortization	(38,983,073)	(38,725,356)
Real estate assets and lease intangibles held for investment, net	130,006,566	138,695,791
Real estate assets held for sale, net	5,254,952	5,459,993
Real estate assets, net	135,261,518	144,155,784
Other assets:
Cash, cash equivalents and restricted cash	7,159,432	6,510,428
Deferred leasing costs, net	1,563,551	1,657,055
Goodwill	1,574,000	1,574,000
Investment in Conduit Pharmaceuticals marketable securities (see Notes 2 & 9)	14,457,288	18,318,521
Deferred tax asset	346,762	346,762
Other assets, net (see Note 6)	3,115,782	3,400,088
Total other assets	28,216,815	31,806,854
TOTAL ASSETS	$163,478,333	$175,962,638
LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$98,599,984	$103,685,444
Mortgage notes payable related to properties held for sale, net	3,692,713	4,027,829
Mortgage notes payable, total net	102,292,697	107,713,273
Accounts payable and accrued liabilities	4,076,683	4,792,034
Accrued real estate taxes	1,252,289	1,953,087
Dividends payable	174,011	174,011
Lease liability, net	8,090	16,086
Below-market leases, net	12,022	13,266
Total liabilities	107,815,792	114,661,757
Equity:
Series D Preferred Stock, $0.01 par value per share; 1,000,000 shares authorized; 890,946 shares issued and outstanding (liquidation preference $25.00 per share) as of March 31, 2024 and 890,946 shares issued and outstanding as of December 31, 2023	8,909	8,909
Series A Common Stock, $0.01 par value per share, shares authorized: 100,000,000; 12,429,139 shares and 12,265,061 shares were issued and outstanding at March 31, 2024 and December 31, 2023, respectively	124,291	122,651
Additional paid-in capital	182,533,423	182,310,219
Dividends and accumulated losses	(137,272,480)	(131,508,785)
Total stockholders’ equity before noncontrolling interest	45,394,143	50,932,994
Noncontrolling interest	10,268,398	10,367,887
Total equity	55,662,541	61,300,881
TOTAL LIABILITIES AND EQUITY	$163,478,333	$175,962,638

CONSOLIDATED STATEMENT OF OPERATIONS

Presidio Property Trust, Inc. and Subsidiaries

Consolidated Statements of Operations

	For the Three Months Ended March 31,
	2024	2023
Revenues:
Rental income	$4,419,106	$3,942,053
Fees and other income	370,955	179,438
Total revenue	4,790,061	4,121,491
Costs and expenses:
Rental operating costs	1,563,577	1,574,990
General and administrative	2,084,450	1,964,620
Depreciation and amortization	1,351,018	1,333,574
Impairment of real estate assets	95,548	—
Total costs and expenses	5,094,593	4,873,184
Other income (expense):
Interest expense - mortgage notes	(1,515,206)	(867,767)
Interest and other income, net	4,646	742,117
Gain on sales of real estate, net	2,018,095	417,337
Loss on Conduit Pharmaceuticals marketable securities (see footnote 9)	(3,861,233)	—
Income expense	(79,565)	(148,453)
Total other (expense) income, net	(3,433,263)	143,234
Net loss	(3,737,795)	(608,459)
Less: Income attributable to noncontrolling interests	(1,503,868)	(387,081)
Net loss attributable to Presidio Property Trust, Inc. stockholders	$(5,241,663)	$(995,540)
Less: Preferred Stock Series D dividends	(522,032)	(535,448)
Net loss attributable to Presidio Property Trust, Inc. common stockholders	$(5,763,695)	$(1,530,988)

Net loss per share attributable to Presidio Property Trust, Inc. common stockholders:
Basic & Diluted	$(0.47)	$(0.13)

Weighted average number of common shares outstanding - basic & dilutive	12,293,190	11,834,656

CONSOLIDATED STATEMENT OF CASH FLOWS

Presidio Property Trust, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

	For the Three Months Ended March 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(3,737,795)	$(608,459)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,351,018	1,333,574
Stock compensation	541,921	260,845
Bad debt expense	—	54,493
Gain on sale of real estate assets, net	(2,018,095)	(417,337)
Net change in Conduit Pharmaceuticals fair value marketable securities	3,861,233	(72,738)
Net change in fair value marketable securities	560	—
Net change in fair value SPAC Trust Account	—	(664,232)
Impairment of real estate assets	95,548	—
Amortization of financing costs	90,080	72,879
Amortization of below-market leases	(1,244)	(1,243)
Straight-line rent adjustment	(91,806)	(157,194)
Changes in operating assets and liabilities:
Other assets	347,695	219,199
Accounts payable and accrued liabilities	(872,512)	(764,077)
Accounts payable and accrued liabilities for the SPAC	—	(137,300)
Accrued real estate taxes	(700,798)	(746,539)
Net cash used in operating activities	(1,134,195)	(1,628,129)
Cash flows from investing activities:
Real estate acquisitions	(2,238,497)	(5,039,455)
Additions to buildings and tenant improvements	(1,032,447)	(597,873)
Investment in marketable securities	—	(1,586,042)
Proceeds from sale of marketable securities	44,602	1,437,717
Investment of SPAC IPO proceeds into Trust Account	—	(155,403)
Withdrawals from Trust Account for SPAC taxes	—	200,050
Withdrawals from Trust Account for Redemption of SPAC Shares	—	113,831,930
Deletions / (additions) to deferred leasing costs	1,936	1,936
Proceeds from sales of real estate, net	12,642,264	1,458,822
Net cash provided by investing activities	9,417,858	109,551,682
Cash flows from financing activities:
Proceeds from mortgage notes payable, net of issuance costs	2,367,949	3,518,981
Repayment of mortgage notes payable	(7,860,474)	(886,707)
Payment of deferred offering costs	(16,745)	—
Distributions to noncontrolling interests, net	(1,603,357)	(518,642)
Redemption of SPAC shares	—	(113,831,930)
Repurchase of Series D Preferred Stock, at cost	—	(6,947)
Dividends paid to Series D Preferred Stockholders	(522,032)	(535,448)
Dividends paid to Series A Common Stockholders	—	(287,655)
Net cash used in financing activities	(7,634,659)	(112,548,348)
Net change in cash, cash equivalents and restricted cash	649,004	(4,624,795)
Cash, cash equivalents and restricted cash - beginning of period	6,510,428	16,516,725
Cash, cash equivalents and restricted cash - end of period	$7,159,432	$11,891,930
Supplemental disclosure of cash flow information:
Interest paid-mortgage notes payable	$1,432,639	$1,119,189
Non-cash financing activities:
Deferred offering cost SPAC, underwriting commission payable	$—	$4,628,750
Accrued excise tax on January 24, 2023 SPAC redemptions	$—	$1,140,683
Dividends payable - Preferred Stock Series D	$174,011	$178,435

EBITDAre RECONCILIATION

	For the Three Months Ended March 31,
	2023	2023
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$(5,763,695)	$(1,530,988)
Adjustments
Interest Expense	1,515,206	867,767
Depreciation and Amortization	1,349,774	1,332,330
Asset Impairment	95,548	-
Net loss (gain) on sale of real estate	(2,018,095)	(417,337)
Loss on Conduit Pharma marketable securities	3,861,233	-
Income Taxes	79,565	148,453

EBITDAre	$(880,464)	$400,225

FFO AND CORE FFO RECONCILIATION

	For the Three Months Ended March 31,
	2024	2023
Net loss attributable to Presidio Property Trust, Inc. common stockholders	$(5,763,695)	$(1,530,988)
Adjustments:
Income attributable to noncontrolling interests	1,503,868	387,081
Depreciation and amortization	1,351,018	1,333,574
Amortization of above and below market leases, net	(1,244)	(1,244)
Impairment of real estate assets	95,548	-
Loss on Conduit Pharma marketable securities	3,861,233	-
Loss (Gain) on sale of real estate assets	(2,018,095)	(417,337)
FFO	$(971,367)	$(228,914)
Stock Based Compensation	541,921	260,845
Core FFO	$(429,445)	$31,932

Weighted average number of common shares outstanding - basic	12,293,190	11,834,656

Core FFO / Wgt Avg Share	$(0.035)	$0.003

SEGMENT DATA

	March 31,	December 31,
Assets by Reportable Segment:	2024	2023
Office/Industrial Properties:
Land, buildings and improvements, net (1)	$77,519,538	$77,472,724
Total assets (2)	$77,409,048	$78,140,372
Model Home Properties:
Land, buildings and improvements, net (1)	$41,813,015	$50,790,147
Total assets (2)	$43,872,416	$51,456,292
Retail Properties:
Land, buildings and improvements, net (1)	$15,918,011	$15,877,190
Total assets (2)	$16,624,792	$16,539,399
Reconciliation to Total Assets:
Total assets for reportable segments	$137,906,256	$146,136,063
Other unallocated assets:
Cash, cash equivalents and restricted cash	342,033	277,143
Other assets, net	25,230,044	29,549,432
Total Assets	$163,478,333	$175,962,638

(1)	Includes lease intangibles and the land purchase option related to property acquisitions.

(2)	Includes land, buildings and improvements, cash, cash equivalents, and restricted cash, current receivables, deferred rent receivables and deferred leasing costs and other related intangible assets, all shown on a net basis.

DEFINITIONS – NON-GAAP MEASUREMENTS

EBITDAre - EBITDAre is defined by NAREIT as earnings before interest, taxes, depreciation, and amortization, gain or loss on disposal of depreciated assets, and impairment write-offs.

Funds from Operations (“FFO”) – The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO, a non-GAAP measure, as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

However, because FFO excludes depreciation and amortization as well as the changes in the value of the Company’s properties that result from use or market conditions, each of which have real economic effects and could materially impact the Company’s results from operations, the utility of FFO as a measure of the Company’s performance is limited. In addition, other REITs may not calculate FFO in accordance with the NAREIT definition as the Company does, and, accordingly, the Company’s FFO may not be comparable to other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of the Company’s performance.

Core Funds from Operations (“Core FFO”) – We calculate Core FFO, a non-GAAP measure, by using FFO as defined by NAREIT and adjusting for certain other non-core items. We also exclude from our Core FFO calculation acquisition costs, loss on early extinguishment of debt, changes in the fair value of the earn-out, changes in fair value of contingent consideration, non-cash warrant dividends and the amortization of stock-based compensation.

We believe Core FFO provides a useful metric in comparing operations between reporting periods and in assessing the sustainability of our ongoing operating performance. Other equity REITs may calculate Core FFO differently or not at all, and, accordingly, the Company’s Core FFO may not be comparable to such other REITs’ Core FFO.